UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 27, 2004


                            GOUVERNEUR BANCORP, INC.
             (Exact name of registrant as specified in its charter)


       United States                    001-14910                04-3429966
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                  42 Church Street, Gouverneur, New York 13642
                  --------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (315) 287-2600
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name of former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5  Corporate Governance and Management

           Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

           On August 27, 2004, the Company announced that Mr. Thomas Penn has been appointed Vice President and Commercial Loan Officer of its wholly owned subsidiary, Gouverneur Savings and Loan Association. Mr. Penn will assume the position effective August 30, 2004. The text of the press release announcing Mr. Penn's appointment is filed as Exhibit 99.1 to this report.

Section 8  Other Events

           Item 8.01  Other Events

           The Company announced on August 27, 2004 that its Board of Directors has declared a semi-annual dividend payment of $0.13 per share for all holders of record of common stock of the Company as of September 15, 2004 and payable on September 30, 2004. The text of the press release announcing the stock dividend is filed as Exhibit 99.2 to this report.


Section 9  Financial Statements and Exhibits

           Item 9.01 Financial Statements and Exhibits

         (c)  Exhibits
              --------

              99.1 Press Release dated August 27, 2004, issued by the Company announcing the appointment of Mr. Thomas Penn.

              99.2 Press Release dated August 27, 2004, issued by the Company announcing the stock dividend declaration.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GOUVERNEUR BANCORP, INC.


Date: August 27, 2004                      /s/ RICHARD F. BENNETT
                                           -------------------------------------
                                           Richard F. Bennett
                                           President and Chief Executive Officer

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

                                 Exhibit Index
                                 -------------


No.         Description
---         -----------

99.1 Press Release, dated August 27, 2004, announcing the appointment of a new officer.

99.2 Press Release, dated August 27, 2004, announcing the stock dividend.

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